SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    Form 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                December 22, 2000
                        (Date of earliest event reported)



                             BLACK HILLS CORPORATION
             (Exact name of Registrant as specified in its charter)

     South Dakota                   1-7978                   46-0458824
(State of Incorporation)     (Commission File No.)          (IRS Employer
                                                         Identification Number)




                                625 Ninth Street
                                 P. O. Box 1400
                         Rapid City, South Dakota 57709
                    (Address of principal executive offices)



                                 (605) 721-1700
              (Registrant's telephone number, including area code)

                         Black Hills Holding Corporation
          (Former name or former address if changed since last report)



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Item 5.  Other Events

Holding Company Structure

         At our annual meeting of shareholders on June 20, 2000, our shareholders approved the formation of a holding company structure through a "Plan of Exchange" between Black Hills Corporation and Black Hills Holding Corporation. The Plan of Exchange provided that each share of Black Hills Corporation common stock and each share of Black Hills Corporation preferred stock would be exchanged for one share of common stock or one share of preferred stock of the holding company, a South Dakota corporation.

         On December 22, 2000, articles of exchange were filed with the South Dakota Secretary of State. As a result:

o all common shareholders of Black Hills Corporation became common shareholders of Black Hills Holding Corporation, the holding company;

o all preferred shareholders of Black Hills Corporation became preferred shareholders of Black Hills Holding Corporation;

o Black Hills Corporation became a wholly-owned subsidiary of Black Hills Holding Corporation;

o Black Hills Corporation debt securities and other financial obligations will continue to be obligations of Black Hills Corporation; and

o        Black Hills Corporation  changed its name to "Black Hills Power,  Inc."
         and the holding company changed its name to "Black Hills Corporation."

         A Registration Statement was filed on Form S-4 (No. 333-52664) under the Securities Act of 1933, as amended, covering the formation of a holding company and was declared effective on December 22, 2000. Reference is made to the Proxy Statement/Prospectus included in the Registration Statement for additional information about this transaction.

         Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the holding company common stock is deemed to be registered under Section 12(b) of the Exchange Act. Holding company common stock was approved for listing on the New York Stock Exchange.

Description of Common Stock

         We are authorized to issue 100,000,000 shares of common stock, having a par value of $1 per share. The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of shareholders. Cumulative voting for the election of directors is allowed. Subject to preferences that may be applicable to any outstanding series of preferred stock, holders of common stock are entitled to receive equally dividends as they may be declared by our board of directors out of funds legally available for the payment of dividends. In the event of our liquidation or dissolution, holders of common stock are entitled to share equally in all assets remaining after payment of liabilities and the liquidation preference of any outstanding series of preferred stock.

         Holders of common stock have no preemptive rights and have no rights to convert their common stock into any other securities. All of the outstanding shares of common stock are duly authorized, validly issued, fully paid and nonassessable.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits -

                  2* Plan of Exchange, dated as of April 28, 2000, between Black Hills Corporation and Black Hills Holding Corporation (incorporated by reference to Exhibit A to the Proxy Statement/Prospectus of the Registrant's Registration Statement on Form S-4 (No. 333-52664)).

                  3.1* Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-4 (No. 333-52664)).

                  3.2** Articles of Amendment to the Articles of Incorporation of the Registrant, as filed with the Secretary of State of the State of South Dakota on December 22, 2000.

                  3.3* Bylaws of the Registrant (incorporated by reference to Exhibit 3.4 to the Registrant's Registration Statement on Form S-4 (No. 333-52664)).

                  4.1** Statement of Designations, Preferences and Relative Rights and Limitations of No Par Preferred Stock, Series 2000-A of the Registrant.
         -----------------------

         *        Previously filed and incorporated herein by reference.
         **       Filed herewith.



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BLACK HILLS CORPORATION


Date:  December 22, 2000               By /s/  Roxann R. Basham
                                          Roxann R. Basham, Vice President -
                                          Controller and Corporate Secretary


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                                  Exhibit Index


Exhibit
Number                               Description

     2* Plan of Exchange, dated as of April 28, 2000, between Black Hills Corporation and Black Hills Holding Corporation (incorporated by reference to Exhibit A to the Proxy Statement/Prospectus of the Registrant's Registration Statement on Form S-4 (No. 333-52664)).

     3.1* Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-4 (No. 333-52664)).

     3.2**Articles of Amendment to the Articles of Incorporation of the Registrant, as filed with the Secretary of State of the State of South Dakota on December 22, 2000.

     3.3* Bylaws of the Registrant (incorporated by reference to Exhibit 3.4 to the Registrant's Registration Statement on Form S-4 (No. 333-52664)).

     4.1**Statement  of  Designations,  Preferences  and  Relative  Rights and
          Limitations of No Par Preferred Stock, Series 2000-A of the
          Registrant.